Exhibit 99.2

Supplemental Financial Information
September 30, 2006
(Unaudited)

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2006.  All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT’s expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that AmREIT’s expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) is an established real estate company that, at its core, is a value creator which has delivered results to our investors for 21 years. Our mission is to build a real estate business with complementary operations that reduce our overall sensitivity to changing market cycles.  We have developed three distinct businesses that provide earnings potential from multiple sources: a real estate development and operating business, an asset advisory business and our premium portfolio of Irreplaceable Corners™.

As a real estate development and operating company, we provide value through offering an array of services to our tenants and properties, to our asset advisory group’s portfolios and to third parties. As of September 30, 2006, the Company has over 1.1 million square feet of retail centers in various stages of development or in the pipeline for both our advisory business and for third parties.

Our asset advisory business broadens the Company’s avenues to capital and raises private equity for a series of merchant development funds.  Through these funds, we combine the skills of our asset advisory team with those of our real estate development team to actively manage a blend of value-added acquisition, redevelopment and development projects, which generate both transactional fees and recurring management fees.

AmREIT’s institutional-grade portfolio of Irreplaceable Corners, our most recognized business, provides a foundation to our FFO growth through a steady stream of rental income. We focus on the acquisition and development of premier retail properties in high-traffic, densely populated high-income areas to hold for long-term value. These properties are primarily high-end grocery anchored and lifestyle shopping centers leased to well-known national and regional tenants.

Since AmREIT listed its class A shares on the AMEX in July 2002, our total assets have grown from $48 million to $330 million and equity within our asset advisory group has grown from $15 million to $99 million.

Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com

Stock Exchange:

American Stock Exchange – AMY

Consolidated Balance Sheets:

	September 30, 2006	December 31, 2005

	(unaudited)
ASSETS
Real estate investments at cost:
Land	$122,088	$112,784
Buildings	140,362	127,094
Tenant improvements	9,130	7,366

	271,580	247,244
Less accumulated depreciation and amortization	(9,435)	(5,943)

	262,145	241,301
Real estate held for sale, net	668	3,569
Net investment in direct financing leases held for investment	19,207	19,212
Intangible lease cost, net	16,822	17,761
Investment in merchant development funds and other affiliates	2,180	2,311

Net real estate investments	301,022	284,154
Cash and cash equivalents	2,577	5,915
Tenant receivables	3,957	3,132
Accounts receivable, net	1,313	1,807
Accounts receivable - related party	2,405	4,158
Notes receivable - related party	12,988	11,232
Deferred costs	1,919	1,487
Other assets	3,553	3,086

TOTAL ASSETS	$329,734	$314,971

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$136,914	$114,687
Accounts payable and other liabilities	7,862	8,232
Below market leases, net	4,103	2,940
Security deposits	641	651

TOTAL LIABILITIES	149,520	126,510

Minority interest	1,145	1,176
Shareholders’ equity:
Preferred shares, $.01 par value, 10,000,000 shares authorized, none issued	—	—
Class A Common shares, $.01 par value, 50,000,000 shares authorized, 6,547,175 and 6,479,278 shares issued, respectively	65	65
Class B Common shares, $.01 par value, 3,000,000 shares authorized, 2,080,752 and 2,148,649 shares issued, respectively	21	22
Class C Common shares, $.01 par value, 4,400,000 shares authorized, 4,148,869 and 4,119,923 shares issued, respectively	41	41
Class D Common shares, $.01 par value, 17,000,000 shares authorized, 11,111,278 and 11,035,482 shares issued, respectively	111	110
Capital in excess of par value	204,924	204,331
Accumulated distributions in excess of earnings	(23,921)	(16,736)
Cost of treasury shares, 301,540 and 77,741 Class A shares, respectively	(2,172)	(548)

TOTAL SHAREHOLDERS’ EQUITY	179,069	187,285

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$329,734	$314,971

Consolidated Statements of Operations:

	Quarter ended September 30,		Year to date September 30,

	2006	2005	2006	2005

Revenues:
Rental income from operating leases	$7,285	$5,132	$20,745	$13,525
Earned income from direct financing leases	507	507	1,522	1,522
Real estate fee income	27	58	778	352
Real estate fee income - related party	897	1,654	2,574	3,369
Construction revenues	705	388	1,645	666
Construction revenues - related party	2,890	886	6,686	1,073
Securities commission income - related party	1,554	248	4,172	519
Asset management fee income - related party	212	130	556	367

Total revenues	14,077	9,003	38,678	21,393

Expenses:
General and administrative	2,110	1,170	6,238	3,678
Property expense	2,012	1,141	5,203	2,771
Construction costs	3,224	1,197	7,508	1,499
Legal and professional	338	324	917	1,220
Real estate commissions	—	32	540	198
Securities commissions	1,355	214	3,694	449
Depreciation and amortization	2,048	1,606	6,621	3,985

Total expenses	11,087	5,684	30,721	13,800

Operating income	2,990	3,319	7,957	7,593
Other income (expense):
Interest and other income	403	358	870	514
Income from merchant development funds and other affiliates	213	75	519	188
Federal income tax (expense) benefit for taxable REIT subsidiary	88	(309)	353	(478)
Interest expense	(2,100)	(1,746)	(5,933)	(4,722)
Minority interest in income of consolidated joint ventures	(36)	(42)	(110)	(88)

Income before discontinued operations	1,558	1,655	3,656	3,007
Income from discontinued operations	(1)	379	234	1,249
Gain on sales of real estate acquired for resale	—	—	12	872

Income from discontinued operations	(1)	379	246	2,121

Net income	1,557	2,034	3,902	5,128
Distributions paid to class B, C and D shareholders	(2,909)	(2,669)	(8,729)	(6,348)

Net loss available to class A shareholders	$(1,352)	$(635)	$(4,827)	$(1,220)

Net (loss) income per class A common share - basic and diluted
Loss before discontinued operations	$(0.22)	$(0.16)	$(0.80)	$(0.70)
Income from discontinued operations	(0.00)	0.06	0.04	0.44

Net loss	$(0.22)	$(0.10)	$(0.76)	$(0.26)

Weighted average class A common shares used to compute net (loss) income per share, basic and diluted	6,285	6,431	6,321	4,790

Segmented Statements of Operations:

For the nine months ended September 30, 2006	Portfolio	Real Estate Development & Operations	Asset Advisory Business		Eliminations	Total

			Securities Operations	Merchant Development Funds

Rental income	$22,251	$16	$—	$—	$—	$22,267
Securities commission income	—	—	4,172	—	—	4,172
Real estate fee income	—	3,352	—	—	—	3,352
Construction revenues	—	8,331	—	—	—	8,331
Other income	—	—	—	556	—	556

Total revenue	22,251	11,699	4,172	556	—	38,678
General and administrative	822	3,649	1,634	133	—	6,238
Property expense	5,089	94	20	—	—	5,203
Construction costs	—	7,508	—	—	—	7,508
Legal and professional	713	147	57	—	—	917
Real estate commissions	—	540	—	—	—	540
Securities commissions	—	—	3,694	—	—	3,694
Depreciation and amortization	6,620	1	—	—	—	6,621

Total expenses	13,244	11,939	5,405	133	—	30,721
Interest expense	(5,542)	(355)	(36)	—	—	(5,933)
Other income/ (expense)	1,057	110	125	340	—	1,632
Income (loss) from discontinued operations	290	(44)	—	—	—	246

Net income (loss)	$4,812	$(529)	$(1,144)	$763	$—	$3,902

For the nine months ended September 30, 2005	Portfolio	Real Estate Development & Operations	Asset Advisory Business		Eliminations	Total

			Securities Operations	Merchant Development Funds

Rental income	$15,047	$—	$—	$—	$—	$15,047
Securities commission income	—	—	9,705	—	(9,186)	519
Real estate fee income	—	3,721	—	—	—	3,721
Construction revenues	—	1,739	—	—	—	1,739
Other income	—	—	—	367	—	367

Total revenue	15,047	5,460	9,705	367	(9,186)	21,393
General and administrative	994	2,454	2,185	168	(2,123)	3,678
Property expense	2,720	51	—	—	—	2,771
Construction costs	—	1,499	—	—	—	1,499
Legal and professional	909	225	85	1	—	1,220
Real estate commissions	—	198	—	—		198
Securities commissions	—	—	7,513	—	(7,064)	449
Depreciation and amortization	3,985	—	—	—	—	3,985

Total expenses	8,608	4,427	9,783	169	(9,187)	13,800
Interest expense	(4,531)	(95)	(67)	(29)	—	(4,722)
Other income/ (expense)	164	(21)	(43)	36	—	136
Income from discontinued operations	1,595	526	—	—	—	2,121

Net income (loss)	$3,667	$1,443	$(188)	$205	$1	$5,128

Expiration Year	Number of Leases Expiring	Square Footage	Percent of Total

2006	1	1,400	0.11%
2007	15	35,369	2.84%
2008	22	67,791	5.45%
2009	32	77,939	6.27%
2010	32	130,919	24.57%
2011	52	193,102	15.53%
2012	7	26,274	3.77%
2013	6	25,373	2.04%
2014	7	27,287	2.19%
2015	1	3,000	0.24%
2016	10	49,583	3.99%
2019	1	4,020	3.06%
2020	4	75,991	6.11%
2021	4	86,806	6.98%
2022	1	4,020	0.32%
2023	1	63,373	5.10%
2024	3	21,864	5.38%
2025	6	32,100	2.58%
2026	4	16,080	1.29%
2027	3	12,060	0.97%
2056	1	15,120	1.21%

Totals	213	969,471	100.00%

			Asset Advisory Business

For the three months ended September 30, 2005	Portfolio	Real Estate Development & Operations	Securities Operations	Merchant Development Funds	Eliminations	Total

Rental income	$5,638	$—	$—	$—	$—	$5,638
Securities commission income	—	—	3,909	—	(3,660)	249
Real estate fee income	—	1,712	—	—	—	1,712
Construction revenues	—	1,274	—	—	—	1,274
Other income	—	—	—	130	—	130

Total revenue	5,638	2,986	3,909	130	(3,660)	9,003
General and administrative	274	901	763	84	(852)	1,170
Property expense	1,125	16	—	—	—	1,141
Construction costs	—	1,197	—	—	—	1,197
Legal and professional	289	28	7	—	—	324
Real estate commissions	—	32	—	—	—	32
Securities commissions	—	—	3,022	—	(2,808)	214
Depreciation and amortization	1,606	—	—	—	—	1,606

Total expenses	3,294	2,174	3,792	84	(3,660)	5,684
Interest expense	(1,554)	(96)	(67)	(29)	—	(1,746)
Other income/ (expense)	257	(163)	(27)	15	—	82
Income (loss) from discontinued operations	298	81	—	—	—	379

Net income (loss)	$1,345	$634	$23	$32	$—	$2,034

AmREIT
Summary of Operating Results

	Three Months Ended September 30,		Nine Months Ended September 30,

	2006	2005	2006	2005

Funds From Operations:
Income – before discontinued operations	$1,558	$1,655	$3,656	$3,007
(Loss) Income – from discontinued operations	(1)	379	246	2,121
Plus depreciation of real estate assets – from operations	2,036	1,468	6,625	3,560
Plus depreciation of real estate assets – from discontinued operations	—	—	16	116
Adjustments for nonconsolidated affiliates	42	21	111	65
Less gain on sale of real estate assets acquired for investment	—	—	(286)	(595)
Less class B, C & D distributions	(2,909)	(2,669)	(8,729)	(6,348)

Total Funds From Operations available to class A shareholders	$726	$854	$1,639	$1,926

Weighted Average Class A Shares Outstanding	6,285	6,431	6,321	4,790

Funds from Operations per Class A Share	$0.12	$0.13	$0.26	$0.40
Dividends:
Class A Common share dividends per share	$0.12	$0.12	$0.36	$0.36
Class B Common share dividends per share (1)	$0.19	$0.19	$0.57	$0.57
Class C Common share dividends per share (2)	$0.17	$0.17	$0.51	$0.51
Class D Common share dividends per share (3)	$0.16	$0.16	$0.48	$0.48

(1)

The class B common shares receive a cumulative preferred dividend, fixed at 8%, payable quarterly.  The shares are currently convertible on a one for one basis into our class A common shares, and became callable by the Company beginning in July 2005 on a one for one basis, or $10.18 in cash at the holders option.

(2)

The class C common shares receive a preferred dividend, fixed at 7%, payable monthly.  The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010).  The class C common shares became callable by the Company beginning in August 2006, based on the same conversion formula (110% of invested capital).

(3)

The class D common shares receive a fixed 6.5% annual dividend, payable monthly.  The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class C common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011).  The class D common shares became callable by the Company beginning in July 2005, based on the same conversion formula, prorated for the time the shares were outstanding (107.7% of invested capital).

	Three Months Ended September 30,		Nine Months Ended September 30,

	2006	2005	2006	2005

Rental and Earned Income:
Base minimum rent	$4,947	$3,895	$14,680	$10,127
Earned income from direct financing leases	507	507	1,522	1,522
Straight line rent	218	98	350	246
Over/Under market rent	16	57	50	187
Percentage rent	118	—	291	84
Tenant reimbursements	1,986	1,082	5,374	2,881

Total Rental and Earned Income	$7,792	$5,639	$22,267	$15,047

	Three Months Ended September 30,		Nine Months Ended September 30,

	2006	2005	2006	2005

Real Estate Operating Revenue:
Development and construction management fees
Merchant development funds and affiliates	$94	$767	$367	$1,060
Unrelated third parties	27	10	30	30
Leasing and brokerage commissions
Merchant development funds and affiliates	709	854	1,932	2,226
Unrelated third parties	—	48	748	322
Property management fees
Merchant development funds and affiliates	94	33	275	83
Unrelated third parties	—	—	—	—

Total Real Estate Operating Revenue	$924	$1,712	$3,352	$3,721

Percent attributable to merchant development funds and affiliates	97%	97%	77%	91%
Percent attributable to unrelated third parties	3%	3%	23%	9%

	Three Months Ended September 30,		Nine Months Ended September 30,

	2006	2005	2006	2005

Discontinued operations:
Rental revenue and earned income from DFL	$—	$481	$52	$1,548
Gain on sale of real estate held for investment	—	—	286	595
Interest and other income	—	—	—	146
Gain on sale of real estate held for resale	—	—	12	872

Total revenues	—	481	350	3,161

Property expense	7	(24)	(101)	(177)
General and administrative	(2)	(1)	(14)	(9)
Federal income tax expense	5	(11)	22	(174)
Legal and professional	(24)	(1)	(56)	(8)
Depreciation and amortization	—	—	(16)	(116)
Minority interest	13	(10)	68	(402)
Interest expense	—	(55)	(7)	(154)

Total expenses	(1)	(102)	(104)	(1,040)

Income (loss) from discontinued operations	(1)	379	$246	$2,121

Basic and diluted income (loss) from discontinued operations per class A common share	$—	$0.06	$0.04	$0.44

	Three Months Ended September 30,		Nine Months Ended September 30,

	2006	2005	2006	2005

Interest Expense:
Interest paid – floating rate	$66	$1	$353	$618
Interest paid – fixed rate	2,025	1,739	5,567	4,102
Loan cost amortization	67	62	186	171
Out-of-market debt amortization	(58)	(56)	(173)	(169)

Total Interest Expense	$2,100	$1,746	$5,933	$4,722

AmREIT
Summary Balance Sheet Information

	September 30, 2006	December 31, 2005

Class A Common Share Data:
Closing market price	$7.33	$6.90
Dividend yield	6.82%	7.24%
90-day average trading volume	10,824	25,095
Total Capitalization:
Debt	$136,914	$114,687
Class A common shares at market	45,781	44,171
Class B common shares as converted	15,252	14,826
Class C common shares as converted	45,638	45,319
Class D common shares as converted	119,668	118,852

Total Capitalization	$363,252	$337,855

Debt to Total Capitalization	37.7%	33.9%

AmREIT
Debt Information

Description	Amount Outstanding 09-30-2006	Amount Outstanding 12-31-2005	Interest Rate	Annual Debt Service	Maturity Date

Credit Facility (1)	$4,031	$—	6.93%	$279	11/4/2007

2007 Maturities	$4,031	$—
MacArthur Park	$13,410	$13,410	6.17%	$827	12/1/2008

2008 Maturities	$13,410	$13,410
Merger Notes (2)	$—	$760	5.47%	$43	7/23/2010

2010 Maturities	$—	$760
Sugarland IHOP	$1,165	$1,196	8.25%	$138	3/1/2011
Sugar Land Plaza	2,293	2,313	7.60%	203	11/1/2011

2011 Maturities	$3,458	$3,509
Albuquerque IHOP	$676	$692	7.82%	$75	4/24/2012
Baton Rouge IHOP	1,116	1,143	7.82%	124	4/24/2012
Beaverton IHOP	792	811	7.82%	88	4/16/2012
Charlottesville IHOP	563	576	7.82%	62	4/24/2012
El Paso #1934 IHOP	679	695	7.82%	75	4/16/2012
Rochester IHOP	849	870	7.82%	94	4/16/2012
Shawnee IHOP	670	686	7.82%	74	4/18/2012
5115 Buffalo Spdwy.	2,739	2,761	7.58%	241	5/11/2012
Salem IHOP	556	567	7.82%	61	5/17/2012
Springfield IHOP	922	944	7.82%	102	6/21/2012
Roanoke IHOP	639	654	7.89%	71	7/26/2012
Centerville IHOP	1,119	1,145	7.89%	124	7/26/2012
Memphis #4462 IHOP	1,209	1,237	7.89%	134	7/19/2012
Alexandria IHOP	645	660	7.89%	71	7/19/2012
El Paso #1938 IHOP	808	826	7.89%	89	8/23/2012
La Verne IHOP	673	688	7.89%	74	8/23/2012
Memphis #4482 IHOP	701	717	7.89%	77	8/23/2012
Parker IHOP	755	772	7.89%	83	8/23/2012

2012 Maturities	$16,111	$16,444
Cinco Ranch	$8,332	$8,430	5.60%	$601	7/10/2013
Plaza in the Park	17,609	17,817	5.60%	1,270	7/10/2013

2013 Maturities	$25,941	$26,247
Uptown Park	$49,000	$49,000	5.37%	$2,631	6/1/2015

2015 Maturities	$49,000	$49,000
Southbank - Riverwalk	$20,000	$—	5.91%	$591	6/1/2016

2016 Maturities	$20,000	$—
Bakery Square	$4,030	$4,211	8.00%	$571	2/10/2017

2017 Maturities	$4,030	$4,211

Total Maturities (3)	$135,981	$113,581

(1) Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs.  Annual Debt Service on this debt instrument assumes that the amount outstanding and the interest rate as of September 30, 2006 remain constant through maturity.

(2) The Merger Notes were paid off during the quarter ended March 31, 2006.

(3) Total maturities above are $933 thousand and $1.1 million less than total debt as reported in our consolidated financial statements as of September 30, 2006 and December 31, 2005, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.

Fixed vs. Variable Rate Debt:

	September 30, 2006	% of Total	December 31, 2005	% of Total

Variable rate	$4,031	2.9%	$—	0.0%
Fixed rate	132,883	97.1%	114,687	100.0%

	$136,914	100.0%	$114,687	100.0%

AmREIT
Property & Tenant Information

Multi-Tenant Shopping Centers	Major Tenants	City	State	Date Acquired	GLA	Annualized Base Rent as of September 30, 2006	% Leased

Uptown Park - Phase I and II	Ann Taylor, McCormick & Schmick’s	Houston	TX	6/1/2005	169,110	$4,526,540	92%
Southbank - Riverwalk	Hard Rock Café	San Antonio	TX	9/30/2005	46,673	1,434,915	100%
MacArthur Park and Pad Sites	Kroger	Irving	TX	12/04 &12/05	237,381	3,832,969	96%
Plaza in the Park	Kroger	Houston	TX	7/1/2004	139,971	2,504,631	97%
Cinco Ranch	Kroger	Houston	TX	7/1/2004	97,302	1,270,297	100%
Bakery Square	Walgreens & Bank of America	Houston	TX	7/21/2004	34,614	849,460	100%
Uptown Plaza	CVS/pharmacy	Houston	TX	12/10/2003	28,000	1,236,646	90%
Woodlands Plaza	FedEx/Kinkos & Rug Gallery	The Woodlands	TX	6/3/1998	20,018	373,317	100%
Sugarland Plaza	Mattress Giant	Sugarland	TX	7/1/1998	16,750	349,612	100%
Terrace Shops	Starbucks	Houston	TX	12/15/2003	16,395	436,844	93%
584 N. Germantown Pkwy. (Baptist Memorial Medical Plaza)	Auto Zone & Baptist Memorial	Memphis	TN	7/23/2002	15,000	194,026	75%
Courtyard on Post Oak	Verizon Wireless	Houston	TX	6/15/2004	13,597	477,361	100%
Uptown Plaza - Dallas	Grotto, Century Bank, Pei Wei	Dallas	TX	3/30/2006	38,872	1,436,881	86%

Multi-Tenant Shopping Centers Total					873,683	18,923,499

Single Tenant (Ground Leases)	City	State	Date Acquired	GLA	Annualized Base Rent as of September 30, 2006		% Leased

CVS Corporation	Houston	TX	1/10/2003	13,824	$327,167		100%
Darden Restaurants	Peachtree City	GA	12/18/1998	6,867	79,366		100%
Carlson Restaurants	Hanover	MD	9/16/2003	6,802	141,674		100%
Citibank	San Antonio	TX	12/17/2004	4,439	155,000		100%
Comerica Bank	Houston	TX	4/30/2004	4,277	Note	(6)	100%
Washington Mutual	Houston	TX	12/11/1996	3,685	98,160		100%
Washington Mutual	The Woodlands	TX	9/23/1996	3,685	61,060		100%

Single Tenant (Ground Leases) Total				43,579	862,427

Single Tenant (Fee Simple)	City	State	Date Acquired	GLA	Annualized Base Rent as of September 30, 2006		% Leased

Golden Corral	Houston	TX	7/23/2002	12,000	182,994		100%
Golden Corral	Humble	TX	7/23/2002	12,000	181,688		100%
Carlson Restaurants	Houston	TX	7/23/2005	8,500	200,000		100%
#1483 IHOP Corporation	Sugarland	TX	9/22/1999	4,020	189,252		100%
#1737 IHOP Corporation (5)	Centerville	UT	7/25/2002	4,020	162,864		100%
#4462 IHOP Corporation (5)	Memphis	TN	8/23/2002	4,020	179,148		100%
#5318 IHOP Corporation	Topeka	KS	9/30/1999	4,020	158,472		100%
AFC, Inc.	Atlanta	GA	7/23/2002	2,583	119,279		100%
Advance Auto (1)(2)(3)(4)	Various	Various	Various	21,000	Note	(1)	Note (1)

Single Tenant (Fee Simple) Total				72,163	1,373,697

Single Tenant (Leasehold)	City	State	Date Acquired	GLA	Annualized Base Rent as of September 30, 2006	% Leased

IHOP Corporation (5)	Various	Various	Various	60,300	$1,554,444	100%

Company Total GLA % Leased				1,049,725	$22,714,070	96%

(1)	Under Development (GLA represents proposed leaseable square footage).
(2)	Held for Sale
(3)	Held in joint venture of which we are the managing 50% owner.
(4)	Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.
(5)

IHOP properties are located in NM, LA, OR, VA, TX, CA, TN, CO, VA, NY, OR, KS, UT and MO. Each of the properties has a GLA of 4,020 square feet. These properties are held by a consolidated subsidiary, 79.0% of which is owned by AmREIT,19.6% of which is owned by AmREIT Income & Growth Fund, one of our affiliated merchant development funds, and 1.4% of which is owned by unaffiliated third parties.

(6)	This property is 100% leased; however, rent does not commence until after September 30, 2006.

Top Tenants by revenue concentration for the nine months ended September 30, 2006:

Tenant	Rental Income	% of Total Operating Revenue

Kroger	$2,165	5.60%
IHOP Corporation	1,687	4.36%
CVS/pharmacy	709	1.83%
Linens ’N Things	487	1.26%
Landry’s	484	1.25%
Champps Entertainment, Inc.	429	1.11%
Hard Rock Café International	411	1.06%
Cosniac Restaurant Group	376	0.97%
Golden Corral Corporation	350	0.90%
McCormick & Schmicks	349	0.90%

Total	$7,447	19.25%

Leasing Activity for the quarter ended September 30, 2006:

			Rent per sq. ft.

	# of leases	Total sq. ft.	New Rent	Old Rent	% Change

New leases	3	8,075	35.02	N/A	N/A
Activity on Existing Leases:
Lease renewals	4	8,526	28.43	26.85	5.86%
Non-renewals	2	2,795	N/A	26.01	N/A
Expired/Cancelled leases	1	1,937	N/A	35.00	N/A

Lease Expirations by Year:

Expiration Year	Number of Leases Expiring	Square Footage	Percent of Total

2006	1	1,400	0.11%
2007	15	35,369	2.84%
2008	22	67,791	5.45%
2009	32	77,939	6.27%
2010	32	130,919	24.57%
2011	52	193,102	15.53%
2012	7	26,274	3.77%
2013	6	25,373	2.04%
2014	7	27,287	2.19%
2015	1	3,000	0.24%
2016	10	49,583	3.99%
2019	1	4,020	3.06%
2020	4	75,991	6.11%
2021	4	86,806	6.98%
2022	1	4,020	0.32%
2023	1	63,373	5.10%
2024	3	21,864	5.38%
2025	6	32,100	2.58%
2026	4	16,080	1.29%
2027	3	12,060	0.97%
2056	1	15,120	1.21%

Totals	213	969,471	100.00%